Exhibit 10.29

Amendment Number One to Security Agreement

This Amendment Number One (“Amendment”) to Security Agreement is by and between Lattice, Incorporated, Lattice Government Services, Inc. and I. Wistar Morris (collectively the “Parties”).

Background

The Parties are parties to a certain Security Agreement dated June 11, 2010 (“Security Agreement”). All terms not otherwise defined in this Amendment shall be as defined in the Security Agreement.

The Parties wish to amend Paragraph 1 of the Security Agreement by substituting a new Exhibit “A” to the Security Agreement.

NOW THEREFORE THE PARTIES, intending to be legally bound hereby, agree as follows:

Paragraph 1 of the Security Agreement is hereby amended to read as follows:

1.
LGS hereby grants to Secured Party a continuing lien on and security interest in the following property of LGS, all whether now owned or hereafter created, arising or acquired (hereinafter referred to as “Collateral”): All accounts, accounts receivable and deposit accounts and all cash and non-cash proceeds related to the accounts receivable set forth on attached Exhibit “A”.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 21 day of July, 2010.

DEBTORS

LATTICE INCORPORATED

By:	/s/ Paul Burgess
Name:	Paul Burgess
Title:	CEO

LATTICE GOVERNMENT SERVICES, INC.

By:	/s/ Kenneth E. Kazier
Name:	Kenneth E. Kazier
Title:	President

SECURED PARTY

I. WISTAR MORRIS

/s/ I. Wistar Morris

Exhibit “A”

[Redacted - Confidential]